NC                               NAM CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                     COMMON STOCK
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


This certifies that                                           CUSIP 62872L 10 8


is the owner of


            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $0.001 PER SHARE, OF

NAM Corporation, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/ Carla Israel                                         /s/ Roy Israel

Secretary                                                Chief Executive Officer
                                                                   and President


COUNTERSIGNED AND REGISTERED
      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                    (JERSEY CITY, N.J.)                           TRANSFER AGENT
                                                                   AND REGISTRAR

BY

                                                              AUTHORIZED OFFICER

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                                NAM CORPORATION

          NAM Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the corporation or the transfer agent.


          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -                       Custodian
                   ----------------------               ----------------------
                          (Cust)                              (Minor)
                   under Uniform Gifts to Minors
                   Act
                       ------------------------
                               (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer unto
                   -----------------------

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          shares
-------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------------------


                         -------------------------------------------------------
                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                         WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                         OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
                         -------------------------------------------------------

                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.